Exhibit 4.1

NUMBER

XERM

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

XERIUMTM

SHARES

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP 98416J 11 8

XERIUM TECHNOLOGIES, INC.

COMMON STOCK

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

XERIUM TECHNOLOGIES, INC.

(hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

DATED:

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(NEW YORK, NY)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE

XERIUM TECHNOLOGIES, INC.

CORPORATE SEAL

DELAWARE

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

TREASURER

ABnoteTM

North America

711 ARMSTRONG LANE, COLUMBIA, TN 38401 • (931) 388-3003

PRODUCTION COORDINATOR: HOLLY GRONER 931-490-7660

PROOF OF April 27, 2010

XERIUM TECHNOLOGIES, INC.

TSB 1327 LOT 2 FC

Operator: JB

REVISION: Rev 2

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Intaglio prints in SC-13 Red.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

THE RECORD HOLDER OF THIS CERTIFICATE MAY OBTAIN FROM THE SECRETARY OF THE CORPORATION, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS PREFERENCES AND LIMITATIONS OF EACH SERIES OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between the Corporation and the Rights Agent thereunder (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT), INCLUDING SUCH RIGHTS HELD BY A SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	–	as tenants by the entireties		(Cust)	(Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AM ENDED.

PRODUCTION COORDINATOR: HOLLY GRONER 931-490-7660
PROOF OF April 29, 2010
XERIUM TECHNOLOGIES, INC.
TSB 1327 LOT 2 BK
Operator: JB
711 ARMSTRONG LANE, COLUMBIA, TN 38401 • (931) 388-3003	REVISION: Rev 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:          OK AS IS          OK WITH CHANGES          MAKE CHANGES AND SEND ANOTHER PROOF